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                                     EXHIBIT 23.1



                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Lithia Motors, Inc. and Affiliated Companies


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" and "Selected Combined Financial Data" in the prospectus.



                                                       /s/ KPMG Peat Marwick LLP


Portland, Oregon
November 22, 1996


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